                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1996-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from February 1, 1997 to February 28, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of March, 1997.

                                                  GREEN TREE FINANCIAL CORP.



                                                  BY: /s/Phyllis A. Knight
                                                     --------------------------
                                                  Phyllis A. Knight
                                                  Vice President and Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1996-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of March, 1997.

                                             GREEN TREE FINANCIAL CORP.



                                             BY: /s/Phyllis A. Knight
                                                 -------------------------------
                                                  Phyllis A. Knight
                                                  Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 6.45%
                               GREEN TREE TRUST
                                    1996-B
                                MONTHLY REPORT
                                 FEBRUARY 1997


                                          Distribution Date: 3/17/97
                                          CUSIP#:  393505 LR1
                                          Trust Account:  3334726-0

A.    Collected Amount                                       $784,797.88

B.    Delinquent Payments Advanced/Recovered                    9,070.84

C.    Aggregate Repurchase Price for Contracts
      to be Repurchased                                              .00

D.    Amount Available (A+B+C)                                793,868.72

E.    Monthly Principal (6.45%)                                93,292.45

      (1)  Regular Principal Payments               $231,851.98
      (2)  Principal Prepayments                     342,584.36
      (3)  Delinquent Principal Advanced              34,827.49
      (4)  Net Losses                                 12,849.13
      (5)  Contracts Repurchased due to Breach
           of Representations and Warranties
           (See attached)                                   .00
      (6)  Bankruptcy Write-Down                            .00
      (7)  Delinquent Payments Recovered             (27,787.49)
      (8)  Unpaid Principal from Prior Months               .00

Total Principal                                               594,325.47

G.    Monthly Servicing Fee (.75%)                             10,847.96

H.    Advances Reimbursed                                      40,778.74

I.    Guaranty Fee                                             95,402.84

J.    Shortfall [(E+F+(if Company is not the Servicer)G)-D]          .00

K.    Guaranty Payment (lesser of J or Guaranty Amount
      from prior month)                                              .00

L.    Aggregate Certificate Principal Balance              16,762,408.90

                       GREEN TREE FINANCIAL CORPORATION
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 6.45%
                               GREEN TREE TRUST
                                    1996-B
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 2

                                     Distribution Date: 3/17/97
                                     CUSIP#:  393505 LR1
                                     Trust Account: 3334726-0

M.    New Guaranty Amount (lessor of (1) Guaranty

      Amount from prior month - K or (2)L)                  2,513,072.00

N.    Pool Scheduled Principal Balance                     16,762,408.90

O.    Pool Factor
      (1)  Previous Month Pool Factor                         .69065787
      (2)  Current Month Pool Factor                          .66700852

P.    Aggregate Scheduled Balances and Number of
      Delinquent Contracts

      (a)  31-59 days           81,341.67          17
      (b)  60-89 days           74,310.11          13
      (c)  90 or more days      39,362.28           7

Q.    Liquidated Contracts                                    12,918.18

      (1)  Net Liquidation Loss                          #4   14,449.67

R.    Number of Loans Remaining                                   3,689

S.    Number and Principal Balance of Contracts
      with FHA Claims finally rejected, or no FHA
      claim was submitted because FHA Insurance
      was unavailable                                  # 46  262,576.21

T.    Average Sixty-Day Delinquency Ratio                           .68

U.    Current Realized Loss Ratio                                   .09

V.    Cumulative Realized Loss Ratio                               1.10

Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                    1996-B
                                 FEBRUARY 1997
                              Defaulted Contracts

                                                               Estimated
                                               Repurchase        Loss at
Account#         Principal       Interest        Amount        Sale Date
--------         ---------       --------      ----------      ----------

15714701           1,636.83          8.79        1,645.62        1,927.27
15721142          11,212.30         60.26       11,272.56       12,444.82

TOTALS           $12,849.13        $69.05      $12,918.18      $14,372.09
                 ==========        ======      ==========      ==========